Q111 Company Overview Q1 2011 Company Overview Exhibit 99.2

Q111 Company Overview
Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of April 28, 2011 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "intends" and “expects,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income /
(loss), earnings per share and other measures of results of operations and the prospects for future growth of
Expedia, Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others:
declines or disruptions in the travel industry; changes in our relationships and contractual agreements with travel suppliers or supplier intermediaries; risks relating to the announced spin-off of our TripAdvisor business;
increases in the costs of maintaining and enhancing our brand awareness; changes in search engine algorithms and dynamics, or search engine disintermediation; our inability to adapt to technological developments or to maintain our existing technologies; our ability to expand successfully in international markets; changes in senior management; volatility in our stock price; changing laws, rules and regulations and legal uncertainties relating to our business; unfavorable new, or adverse application of existing, tax laws, rules or regulations; adverse outcomes in legal proceedings to which we are party; provisions in certain credit card processing agreements that could adversely impact our liquidity and financial positions; fluctuations in our effective tax rate; our inability to access the capital markets when necessary; risks related to our long term indebtedness; fluctuations in foreign exchange rates; risks related to the failure of counterparties to perform on financial obligations; potential liabilities resulting from our processing, storage, use and disclosure of personal data; the integration of current and acquired businesses; the risk that our intellectual property is not protected from copying or use by others, including competitors; and other risks detailed in our public filings with the SEC, including our annual report on
Form 10-K for the year ended December 31, 2010.  Except as required by law, we undertake no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

45%
44%
43%
42%
41%
40%
39%
38%
37%
36%
35%
2008
2009
2010(E)
2011(E)

Global Opportunity
Sizeable
markets
Higher growth
online
Penetration
tailwinds
OTA Share of
Online
Bookings
OTA share
stabilizing
CAGR
2008 2009 2010 (E) 2011 (E) ‘08 – ‘11
Travel Market Size:
U.S. 274 233 255 271 Flat
Europe 350 313 320 332 -1%
APAC 215 202 212 227 1%
LATAM 56 52 58 63 3%
4 Region Total  895 800 845 893 Flat
Online Bookings:
U.S. 143 132 139 145 Flat
Europe 107 107 118 129 5%
APAC 31 36 44 55 15%
LATAM 5 6 8 11 24%
4 Region Online 285 280 310 339 5%
Europe, APAC &
LATAM 142 148 171 195 8%
Online Penetration:
U.S. 52% 57% 54% 53%
Europe 30% 34% 37% 39%
APAC 14% 18% 21% 24%
LATAM 9% 11% 14% 18%
4 Region Online
Pen. 32% 35% 37% 38%
Figures in $billions
Sources: U.S. Online Travel Overview 10th Edition (November 2010); U.S. Online Travel Overview 8th Edition Update: 2009 – 2010
(April 2009); U.S. Corporate Travel Distribution 4th Edition (July 2009); US Online figure for 2011 assumes ~$40 million in online corporate travel bookings; European Online Travel Overview 6th Edition (November 2010); European Online Travel Overview
5th Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.45; APAC data - PhoCusWright
Asia Pacific Online Travel Overview – Third Edition (August 2009) & EyeForTravel APAC Overview (April 2007). APAC data excludes managed travel. LATAM data – PhoCusWright Latin America: Navigating the Emerging Online Travel Marketplace (April 2011).
  LATAM data excludes managed travel.
Q111 Company Overview

Q111 Company Overview
World’s Largest and Most Intelligent Travel Marketplace
Suppliers Customers
Hotels
Airlines
Car rental companies
Cruise lines
Global distribution
system (GDS) partners
Advertisers
Leisure travelers
Corporate travelers
Travel service providers
(“white label”)
Offline retail travel
agents
Secure superior quality supply & maintain price competitiveness
Intelligently match supply & demand
Empower and inspire travelers to find and build the right trip
Enable suppliers to reach travelers in a unique & value-additive way
Aggressively expand our global presence & demand footprint
Achieve excellence in technology, people and processes to make quality, consistency & efficiency the foundation of our marketplace
Travel
products
Travel info
Technology

Expedia

hotels.com

Hotwire.com

tripadvisor

EGENCIA
AN EXPEDIA, INC. COMPANY

venere.com

艺龙旅行网
eLong.com

CLASSIC VACATIONS

expedia inc.

Q111 Company Overview
Expedia - the Travel Sector Leader
Sources: comScore
MediaMetrix, March 2011 & company data; ² See
Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes realized gains/(losses) from revenue hedges.
Global presence & portfolio of category leading brands
Premier
Brand
Portfolio
#1 Online Travel Agency (OTA) globally, with presence in
22 countries
Leading hotel specialist globally, with over 75
localized sites
Leading value-based travel provider
#1 online travel
community,
operating in North America,
Europe & APAC
Key Statistics
• Traffic (March 2011 unique visitors): 75mm
• TTM 3.31.11 number of transactions: 67mm
TTM 3.31.11
•Gross bookings: $  26.6b
•Revenue: $    3.5b
•OIBA
²
: $817mm
•Adjusted EBITDA $944mm
• $6.5b market cap (April 15, 2011)
• Member of S&P 500 & NASDAQ 100
stock indices
2
1
1

Millions
30
25
20
15
10
5
0

Millions
80
70
60
50
40
30
20
10
0
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0

Q111 Company Overview
Largest Worldwide Audience
Source: comScore MediaMetrix, March 2011
1 Denotes Expedia’s percentage difference over next largest competitor
+157%
1
+136%
1
+108%
1
+80%
1
+136%
1
+104%
1
Orbitz
Yahoo Travel Priceline
Travelocity
U.S. Worldwide
0
100
200
300
400
500
600
700
Min Spent Online Page Views UV’s Min Spent Online Page Views UV’s

Q111 Company Overview
Expedia’s Virtuous Cycle
Scale drives opportunity to enhance supplier, traveler &
advertiser value propositions, reward stakeholders
Growth/
Scale
Compelling
supplier &
advertising
channel
Better
supplier
economics
More
travelers
Improved
traveler
experience
User-
generated
content
Cash flow
to invest in
More ad
revenue

Q111 Company Overview
Revenue by Product  & Geography
Hotel
63%
Revenue
Air
11%
* Hotel & Advertising – >75% of revenue base
and key revenue / profitability drivers
* Europe & other international markets benefit
from earlier stage online penetration
* Significant international growth anticipated,
with a target of 50+% of total revenue from
international
Domestic
61%
Revenue
International
39%
Advertising
& Media
13%
Car, Cruise & Other
13%
Business mix shifting to hotel & advertising, increasingly global
Source: Company financial reports; some numbers may not add due to rounding.
Geographic  Split (TTM 3.31.2011) Product Categories (TTM 3.31.2011)

Q111 Company Overview
Product Category - Hotel
Merchant Model / Illustrative Transaction
Hotels
(Supplier)
Travelers
Revenues to Expedia:
•Spread between the discounted rate provided
by suppliers and sales price paid by travelers
•Service fees from travelers
Other:
•Cash received on booking, revenue recognized
at stay
•Revenue margin higher than the agency model
Sample Expedia Revenue:
$350 night stay at luxury hotel
Cost to Traveler
Cost to Expedia
$350
$280
Revenue to Expedia $70
1 Includes service fee and spread
•Merchant hotel
—Expedia merchant of record with no inventory risk
—Expedia receives cash upfront from travelers, pays hoteliers several weeks later
—Some control over pricing, higher margins & ability to package with other products
—1 - 3 year contracts with major chain lodging properties
—Consultative account management brings industry leading intelligence to hoteliers
• Agency hotel small but growing in importance with acquisition of Venere & launch of Expedia Easy
Manage
Business Overview
1
Reduced E.com service
fees beginning Apr-09

30%
20%
10%
0%
-10%
-20%
-30%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Hotel Revenue
ADRs
Room Nights Stayed

expedia inc.

Q111 Company Overview
Trended Worldwide Hotel Growth Statistics (y/y)
Source: Company financial reports . 2005 – 2007 data is for merchant hotel only; 2008 – 2011 data is for both agency and merchant hotel.

$282
$292
$295
$299
$311
$337
$367
$401
$423
$446
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

[1] Trailing twelve months; growth due in part to acquisitions

TripAdvisor Reviews & Opinions (mm)
50
40
30
20
10
0
0.2
0.7
2.9
5.0
10.0
15.0
20.0
25.0
30.0
40.0
45.0
Oct 03
Oct 04
Oct 05
Jun 06
Jun 07
May08
Oct08
Jul09
Nov09
Oct10
Mar11

expedia inc.

Q111 Company Overview
Travel supplier advertising on Expedia’s ww sites
Reviews with social networking
Search tool for fares
Travel blogs
European holiday reviews
Destination services, hotels & vacation rentals
Editorial info and deals
Cruise reviews & community
UGC seat maps and airline info
Guides and bargains
Vacation rental
Product Category - Advertising & Media
•Two primary businesses –
•TripAdvisor Media Group (leading global collection of
user-generated content sites)
•Expedia Media (monetizing global Expedia, Hotels &
Hotwire sites beyond transactions)
•TTM revenue of $446mm, +32% y/y
•Offer advertisers targeted audiences
•CPC, CPM & subscription based ad models
•TripAdvisor leverages industry-leading SEM & SEO
capabilities
•Robust user-generated content and selection draws in users
Sources: Company reports
Business Overview
Ad & Media Brand Portfolio
Revenue Drivers
Growth in TTM Net Advertising Revenues
1
TripAdvisor Reviews and Opinions -
Robust Growth

Q111 Company Overview
Product Category - Air
• Air revenue = 11% of Expedia’s worldwide trailing twelve months revenue
- ~95% of airplane tickets sold over Expedia’s online properties are agency transactions, in which
Expedia acts as an agent on behalf of a supplier and collects a commission
- Customer pays supplier directly, Expedia collects its remuneration after travel
- Lower revenue margin business vs. hotel transactions
• OTAs in U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced revenue per ticket while taking share from offline & supplier direct
Airlines
(Supplier)
GDS
Travelers
Revenue to Expedia:
•Largely unit / volume driven and includes:
•Portion of GDS fee
•Commissions & incentives from carriers
•Booking fees (some sites)
Other:
•Supplier is merchant of record
•Expedia bears no inventory risk
•Revenue recognized at booking, cash received
within weeks
•Agency model is used in other product categories,
including hotel
•Multi-GDS strategy
No online booking
fees on E.com air tickets
Agency Model / Illustrative Transaction
Business Overview

35%
25%
15%
5%
-5%
-15%
-25%
-35%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Air Revenue
Airfares
Rev. Per Ticket
Ticket Growth

expedia inc.

13 Q111 Company Overview Trended Worldwide Air Growth Statistics (y/y) Source: Company financial reports

Q111 Company Overview
12.5% 12.5%
12.6% 12.6%
12.4%
12.1%
11.6%
11.3%
11.2% 11.3%
11.3%
13.7% 13.8% 14.0% 14.1% 13.9% 13.6% 13.1%
12.8% 12.8%
12.9% 13.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Stable Supplier Relationships & Economics
Trended Revenue Margin (TTM)
Stable supplier margins indicate healthy supplier relationships
Reductions driven by traveler fee cuts & rising air ticket prices
Supplier margins largely stable driven by:
Long-term agreements with airlines and GDS providers
Better hotel relationships through PSG investment
Growth in advertising business helping offset fee cut impact
Excluding ad & media revenue Including ad & media revenue
Source: Company financial reports

Q111 Company Overview
Q111 Results
Figures in $mm unless otherwise noted
* Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges  ***
Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges.  Adj. EBITDA includes realized gains/(losses) from revenue hedges. ¹ See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports
Q111 Q110 y/y
Transactions (mm) 17.1 15.8 8%
Gross Bookings $7,294 $6,632 10%
Revenue 822 718 15%
Cost of Revenue   * 177 157 13%
Selling & Marketing   * 337 277 22%
Tech & Content   * 98 82 19%
General & Administrative   * 75 62 22%
Total Costs and Expenses  * 688 578 19%
OIBA   ** 129 143 -9%
OIBA Margin  16% 20% (413bps)
Adjusted EBITDA   *** 163 168 -3%
Adj. EBITDA Margin  20% 23% (365bps)
Free Cash Flow 678 590 15%
Unit Growth
•
Q111 worldwide room night growth of 15%
•
Q111 worldwide air tickets declined 10%
1
1
1
1
1
1
1
1
1
1

800
700
600
500
400
300
200
100
-
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111

expedia inc.

Trended Free Cash Flow (TTM)
$millions
‘08 cash flows down due
to taxes, slowing
merchant hotel & one-
time cap ex
Approximately $1.7B in free cash flow* generated in past 3 years
‘09 cash flows improved
due to higher earnings,
merchant hotel recovery
& normalized cap ex
Source: Company financial reports
‘10 cash flows improved
due to higher earnings,
lower occupancy tax
assessment payments
and lower cash tax
payments
16
Q111 Company Overview
*
Free cash flow is a non-GAAP measure calculated by adding capital expenditures to net cash provided by or used in operating activities. See Appendix B for reconciliation of non-GAAP to
GAAP numbers

340
330
320
310
300
290
280
270
260
250
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111

expedia inc.

Q111 Company Overview
Efficiently Managing Dilution
15% reduction in share base since Q107
millions of adjusted diluted shares
Source: Company financial reports
2007 repurchased 55mm
shares for $1.4b
2010 repurchased 20.6mm
shares for $489mm

Q111 Company Overview
Capitalization
3/31/11
Cash and Cash Equivalents $953
Revolving Credit Facility --
5.950% Notes due 2020 750
7.456% Notes due 2018 500
8.500% Notes due 2016 395
   Total Debt $1,645
   Net Debt 692
Market Value of Equity $6,468
Total Capitalization $7,160
Adjusted EBITDA TTM  $944
Total Debt / Adj. EBITDA 1.7
Net Debt / Adj. EBITDA 0.7
Source: Company financial reports. Some numbers may not add due to rounding.
Modest leverage;
minimal net debt
3 debt issues with long-
term maturities
(2018 Notes have 2013
investor put)
1
Does not include restricted cash, short-term investments and corporate bond investments that are included in long-term assets.
2
Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $27mm in outstanding letters of credit  as of March 31, 2011.
3
Based on 273mm outstanding shares and  April 15, 2011 closing share price of $23.66.
4
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
1
2
3
4
4
4

Q111 Company Overview
12.31.07 12.31.08 12.31.09 12.31.10
TTM
3.31.11
Leverage Measures
Total Debt / TTM Adjusted EBITDA
¹
1.5 2.0 1.0 1.7 1.7
Net Debt / TTM Adjusted EBITDA
¹
0.6 1.1 0.3 1.0 0.7
Coverage Measures
TTM Adj. EBITDA / TTM Interest
Expense
¹
13.8 10.8 10.3 9.4 8.5
TTM Free Cash Flow / TTM Int.
Expense
¹
11.8 5.0 6.9 6.1 6.4
Trended Credit Metrics
Demonstrated strong credit metrics, consistent with investment grade rating
See Appendix B for reconciliation of non-GAAP to GAAP numbers.
Source: Company financial reports
1

Q111 Company Overview
Rating Agency Snapshot
S&P (Analyst: Andy Liu)
Rating ‘BBB-’ on CreditWatch with negative implications
April 7, 2011 Research Update:
“The CreditWatch placement is based on the company’s plan to split off its TripAdvisor unit…we believe it will reduce Expedia’s growth rate, EBITDA margin, and discretionary cash flow going forward.”
Moody’s (Analyst: Stephen Sohn)
Rating Affirmed at Ba1 / Outlook Stable
April 7, 2011 and April 11, 2011 Credit Opinions:
“The revised stable outlook for Expedia reflects our view that a near term upgrade is unlikely until there is more clarity regarding the capital structure post spin-off of TripAdvisor.”
“Expedia’s Ba1 rating is supported by the company’s leading position in the consumer online travel agency market, moderate leverage, solid profitability, and steady cash flow generation.”
Although Expedia is a globally recognized brand, the company may have to pursue opportunistic acquisitions to maintain its leadership position while achieving its growth objectives.”
Fitch Rates Expedia, Inc.'s 'BBB-'; Outlook Stable
Issuer Default Rating (IDR) 'BBB-‘; Senior unsecured notes 'BBB-'; Senior unsecured bank credit facility 'BBB-’; Rating Outlook is Stable
February 14, 2011 Research Update:
“Results should benefit from a continued strengthening of industry travel trends and be positively impacted by continued share gains at Expedia as consumers increasingly utilize online travel agents (OTAs).”
“Advertising revenue, which is growing significantly faster than airline and hotel revenue and now represents over
10% of total revenue, represents a strong source of revenue diversification and positively impacts overall profitability.”
Solid execution & adequate liquidity

Q111 Company Overview
Summary
•
Attractive macro tailwind as travel industry shifts online
•
World’s #1 online provider of travel-related services
Leading traffic, supply, scale, bookings, revenue & cash flows
Strong and complementary portfolio of brands and products
Important partner to airlines, hotels and other travel suppliers
Diversified brands, business models and geographic reach
•
Compelling platforms for travel suppliers, travelers & advertisers
•
Strong business model, execution & credit metrics
Substantial free cash flow
1
(TTM 3.31.11: $710mm)
Modest leverage (1.7x)
Strong interest coverage (8.5x)
High operating margins
Roughly 55% variable  / 45% fixed cost base
•
Proven management
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers.

22 Q410 Company Overview Appendix A

Q111 Company Overview
Business Model – Income Statement (FY 2010)
Source: Company financial reports
1
Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
$ in millions
Gross bookings $25,962
Revenue 3,348
Cost of revenue
1
690
Selling and marketing
1
1,190
General and administrative
1
285
Technology and content
1
348
“OIBA”
1
831
OIBA margin
1
25%
Stock-based compensation 60
Amortization of intangibles 37
Legal reserves, occupancy tax & restructuring 6
Operating income (GAAP) 732
Customer books travel product or
service; total retail value (incl taxes
and fees) constitutes “Gross
Bookings.”
Expedia’s portion of the gross
booking gets recorded as revenue
(inc. commissions, fees, etc.). Also
includes advertising & media
revenue. Revenue = 12.9% of ‘10
bookings.
(1) Personnel–related costs,
including executive leadership,
finance, legal, tax and HR
functions. (2) Fees for professional
services typically related to legal,
tax and accounting engagements.
Annual employee awards granted
each Q1; company switched to
options from RSUs in 2009.
Amortization of M&A activity
• Customer operations
• Credit card & fraud expense
• Data center & other costs
Consists of direct (73%)
advertising expenses (search
engine marketing & other online
advertising,  TV,  etc.)  and
indirect, personnel-related costs
(27%), including our supplier
relationship function (PSG).
Principally relates to payroll and
related expenses, hardware &
software, licensing &
maintenance and software
development cost amortization.

Q111 Company Overview
Growth
2006 2007 2008 2009 2010 2007 2008 2009 2010
Gross Bookings $16,882 $19,632 $21,269 $21,811 $25,962 16% 8% 3% 19%
Revenue 2,238 2,665 2,937 2,955 3,348 19% 10% 1% 13%
Cost & Expenses * 1,639 1,996 2,239 2,183 2,514 22% 12% (3%) 15%
OIBA*** 599 670 698 762 831 12% 4% 9% 9%
OIBA Margin*** 27% 25% 24% 26% 25% (165bps) (136bps) 201bps (96bps)
Adj. EBITDA** 648 729 775 864 949 13% 6% 12% 10%
EBITDA Margin*** 29% 27% 26% 29% 28% (160bps) (98bps) 287bps (90bps)
Free Cash Flow*** 525 625 361 584 622 19% (42%) 62% 7%
Trended Historical Results
• Positive top-line growth
• Investing in business to drive accelerated transaction growth.
• $3.6B in cumulative OIBA & $2.7B in cumulative free cash flow
(Figures in $millions)
*
Excludes stock-based compensation. See reconciliation of non-GAAP to GAAP numbers in Appendix B.
**
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers.
*** See Appendix B for reconciliation of non-GAAP to GAAP numbers.

25 Q111 Company Overview Appendix B

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
3 Months
Ended
3 Months
Ended
(figures in $000s)
Mar 31,
2010
Mar 31,
2011
OIBA
$    142,544 $    129,258
Amortization of intangible assets
(9,028) (7,951)
Stock-based compensation
(18,892) (17,272)
Legal reserves and occupancy tax
assessments
- (1,100)
Restructuring charges
- -
Realized (gain) loss on revenue hedges
(2,450)            5,306
Operating income
112,174       108,241
Operating income margin 16% 13%
Interest expense, net
(20,608) (27,839)
Other, net
568 (6,217)
Provision for income taxes
(31,535) (21,976)
Net income attributable to noncontrolling
interests
(1,204) (170)
Net income attributable to Expedia, Inc.
$    59,395
$  52,039

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Year Ended
Dec. 31,
2010
OIBA $    599,018 $    669,487 $    697,774 $    761,532 $    830,721
OIBA margin 27% 25% 24% 26% 25%
Amortization of intangible assets (110,766) (77,569) (69,436) (37,681) (37,123)
Amortization of non-cash distribution and
marketing (9,638) - - - -
Stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Restructuring charges - - - (34,168) -
Legal reserves and occupancy tax assessments - - - (67,658) (5,542)
Impairment of goodwill - - (2,762,100) - -
Impairment of intangible & other long-lived assets (47,000) - (233,900) - -
Realized loss on revenue hedges - - - 11,050 3,549
Operating income / (loss) 351,329 529,069 (2,428,953) 571,414 731,915
Operating income margin 16% 20% n/a 19% 22%
Interest income (expense), net 14,799 (13,478) (41,573) (78,027) (94,131)
Other, net 18,770 (18,607) (44,178) (35,364) (17,216)
Provision for income taxes (139,451) (203,114) (5,966) (154,400)
Net (income) loss attributable to noncontrolling
interests (513) 1,994 2,907 (4,097)           (4,060)
Net income / (loss) attributable to Expedia, Inc. $    244,934 $    295,864 $(2,517,763) $    299,526 $    421,500
Source: Company financial reports
(195,008)

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
(figures in $000s)
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Year Ended
Dec. 31, 2010
Total costs and expenses* $    1,718,853 $    2,058,694 $    2,300,530 $    2,244,505 $    2,573,529
Less: stock-based compensation (80,285) (62,849) (61,291) (61,661) (59,690)
Costs and expenses excluding stock-based
compensation 1,638,568 1,995,845 2,239,239 2,182,844 2,513,839
* Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.
Source: Company financial reports
(figures in $000s)
Quarter Ended
Mar 31, 2010
Quarter Ended
Mar 31, 2011
Total costs and expenses* 596,717 704,885
Less: stock-based compensation (18,892) (17,272)
Costs and expenses excluding stock-based
compensation 577,825 687,613

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization
(figures in $000s)
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Year Ended
Dec. 31,
2010
Adjusted EBITDA 647,797 729,013 774,574 864,314 949,123
Adjusted EBITDA margin 29% 27% 26% 29% 28%
Depreciation (48,779) (59,526) (76,800) (102,782) (118,402)
OIBA 599,018 669,487 697,774 761,532 830,721
Source: Company financial reports
(figures in $000s)
Qtr
Ended
Mar 31,
2010
Qtr
Ended
Mar 31,
2011
TTM
3.31.11
Adjusted EBITDA 168,159 162,545 943,509
Adjusted EBITDA margin 23% 20% 27%
Depreciation (25,615) (33,287) (126,074)
OIBA 142,544 129,258 817,435

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
12 Months
Ended
12 Months
Ended
3 Months
Ended
3 Months
Ended
(figures in $000s)
12.31.09 12.31.10 3.31.10 3.31.11
Cost of revenue
607,251 692,832 158,030 177,842
Less: stock-based compensation
(2,285) (2,401) (789) (810)
Cost of revenue excluding stock-based
compensation
604,966 690,431 157,241 177,032
Selling and marketing
1,027,062 1,204,141 280,838 341,158
Less: stock-based compensation
(12,440) (13,867) (4,317) (4,314)
Selling and marketing excluding stock-based
compensation
1,014,622 1,190,274 276,521 336,844
Technology and content
319,708 362,447 86,791 103,184
Less: stock-based compensation
(15,700) (14,326) (4,381) (4,751)
Technology and content excluding stock-
based compensation
304,008 348,121 82,410 98,433
General and administrative
290,484 314,109 71,058 82,701
Less: stock-based compensation
(31,236) (29,096) (9,405) (7,397)
General and administrative excluding stock-
based compensation
259,248 285,013 61,653 75,304
Source: Company financial reports

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
(figures in $000s)
3 months
ended
Mar 31, 2010
3 months
ended
Mar 31, 2011
Net cash used in operating
activities
619,527 729,090
Less: capital expenditures (29,675) (51,079)
Free cash flow 589,852 678,011

Q111 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
TTM = Trailing Twelve Month periods ended
(figures in $000s) TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08 TTM 9.08 TTM 12.08 TTM 3.09
Net cash provided by operating
activities
831,140 859,228 712,069 737,792 660,510 514,242 520,688 458,913
Less: capital expenditures (97,576) (82,671) (86,658) (101,514) (118,417) (148,022) (159,827) (150,025)
Free cash flow 733,564 776,557 625,411 636,278 542,093 366,220 360,861 308,888
TTM 6.09 TTM 9.09 TTM 12.09 TTM 3.10 TTM 6.10 TTM 9.10 TTM 12.10 TTM 3.11
Net cash provided by operating
activities
494,184 573,491 676,004 793,527 764,787 793,389 777,483 887,046
Less: capital expenditures (131,146) (103,775) (92,017) (98,306) (123,093) (142,409) (155,189) (176,593)
Free cash flow 363,038 469,715 583,987 695,221 641,694 650,980 622,294 710,453
Source: Company financial reports. Numbers may not add due to rounding.